Exhibit 10.1

SETTLEMENT AGREEMENT

This Settlement Agreement is entered into this 5th day of October, 2015 (the “Effective Date”), by and among Franklin Equities, LLC, a Massachusetts limited liability company with a principal place of business at 153 Buckskin Drive, Weston, MA 02493, FE Potash 100, LLC, a Massachusetts limited liability company with a principal place of business at 153 Buckskin Drive, Weston, MA 02493 (collectively, the “Franklin Parties”); Sycamore Networks, Inc., a Delaware corporation with a principal place of business at 300 Brickstone Square, Suite 201, Andover, MA 01810 (“Sycamore”); and Princeton Tyngsboro Commons LLC, a Massachusetts limited liability company with a principal place of business at 1115 Westford Street, 4th Floor, Lowell, MA 01851 (“Princeton”); and, with respect to Sections 2 - 4, and 7–15 and beneficially as to Section 5 only, Potash Properties, LLC, a Massachusetts limited liability company with a principal place of business at 18 Progress Avenue, Tyngsborough, MA 01879 (“MCH Potash”) (each of Franklin Equities, LLC, FE Potash 100, LLC, Sycamore, Princeton, and MCH Potash a “Party” and all, collectively, the “Parties”).

RECITATIONS

WHEREAS, Franklin Equities, LLC is the owner of land shown as Lot 4 on a subdivision plan entitled “Vesper Executive Park,” prepared by Dana F. Perkins and Associates, dated December 11, 1987, revised March 1, 1998, and recorded with the Middlesex (North) Registry of Deeds in Plan Book 166, Page 53 (the “Vesper Plan”), which land is also known and numbered as 300 Potash Hill Road, Tyngsborough;

WHEREAS, FE Potash 100, LLC is the owner of land shown as Lot 2 on the Vesper Plan, which land is also known and numbered as 100 Potash Hill Road, Tyngsborough;

WHEREAS, Sycamore is the owner of land shown as Lots 5–17, Green Space A, and most of the way named Potash Hill Road as shown on the Vesper Plan (collectively, the “Sycamore Land”);

WHEREAS, Sycamore has agreed to sell and Princeton has agreed to buy the Sycamore Land;

WHEREAS, Princeton (or its affiliates) have received a number of permits and approvals for various portions of the Sycamore Land and have prepared, with Sycamore’s approval, an Approval Not Required plan prepared by Land Engineering and Environmental Development dated February 14, 2015 (a reduced-size copy of which is attached hereto and incorporated herein as Exhibit H, the “ANR Plan”) to show the potential division of the Sycamore Land into multiple, separate parcels for various uses;

WHEREAS, the Franklin Parties have initiated litigation captioned as Franklin Equities, LLC, et al. v. Sycamore Networks Real Estate, LLC, et al., Massachusetts Land Court Case No. 2105 Misc. 000097 (Foster, J.), challenging Sycamore’s right to use the built portion of Potash Hill Road and seeking related relief (the “Potash Hill Road Litigation”);

WHEREAS, Princeton has agreed sell and MCH Potash has agreed to buy a portion of the Sycamore Land shown as Lot B on the ANR Plan containing 1,378,865 +/- square feet (the “MCH

Potash Parcel”), on which MCH Potash intends to establish as a 3-unit commercial condominium, and on which MCH Potash intends to construct an industrial building and related improvements to assemble hoists, cranes, and similar devices (the “Mass Crane & Hoist Project”) shown as Phase I on the Layout Plan dated January 15, 2015 attached hereto as Exhibit J (the “Layout Plan”), a sports training complex (the “Sports Complex Project”) shown as Phase II on the Layout Plan, and another to-be-determined building(s) and use(s) pursuant to the Tyngsborough Zoning Bylaw (the “Third Parcel Project”) shown as Phase III on the Layout Plan (collectively the “MCH Potash Project”); and

WHEREAS, on or about May 21, 2015, the Tyngsborough Planning Board granted a special permit and site plan special permit to MCH Potash for the Mass Crane & Hoist Project (the “Mass Crane & Hoist Decision”);

WHEREAS, the Franklin Parties have initiated litigation captioned as Franklin Equities, LLC, et al. v. Tyngsborough Planning Board, et al., Massachusetts Land Court Case No. 2015 Misc. 000221 (Foster, J.), challenging the Mass Crane & Hoist Decision and seeking related relief (the “Mass Crane & Hoist Litigation”); and

WHEREAS, the Parties wish to end their disputes with respect to the Parties’ rights in the built portion of Potash Hill Road, and to resolve related matters as set forth herein.

NOW, THEREFORE, in consideration of the foregoing, and of the mutual promises contained herein, the Parties agree as follows:

1. Upon the execution of this agreement by all Parties, the Franklin Parties and Sycamore will execute a stipulation of dismissal of the Potash Hill Road Litigation, with prejudice and without costs, in the form of Exhibit A hereto, and will deliver the executed stipulation of dismissal to Fidelity National Title Insurance Company to be held in escrow pursuant to the escrow agreement attached hereto as Exhibit B. If the Land Court requires any changes to the stipulation of dismissal or any other action by one or more of the Parties to enter the stipulation into the record and dismiss the Potash Hill Road Litigation, the Parties will work together cooperatively to ensure that the Potash Hill Road Litigation is dismissed as contemplated herein.

2. Upon the execution of this agreement by all Parties, the Franklin Parties and MCH Potash will execute a stipulation of dismissal of the Mass Crane & Hoist Litigation, with prejudice and without costs, in the form of Exhibit C hereto, and will deliver the executed stipulation of dismissal to Fidelity National Title Insurance Company to be held in escrow pursuant to the escrow agreement attached hereto as Exhibit B. If the Land Court requires any changes to the stipulation of dismissal or any other action by one or more of the Parties to enter the stipulation into the record and dismiss the Mass Crane & Hoist Litigation, the Parties will work together cooperatively to ensure that the Mass Crane & Hoist Litigation is dismissed as contemplated herein.

3. Upon the execution of this Agreement by all the Parties, the Parties will execute an escrow agreement in the form of Exhibit B attached hereto and deliver the executed escrow agreement to Fidelity National Title Insurance Company.

4. Upon the execution of this Agreement by all Parties, the Parties shall execute and file motions to stay the Potash Hill Road Litigation and the Mass Crane & Hoist Litigation with the

Land Court in the form of Exhibits F & G attached hereto. The Franklin Parties will endeavor to obtain the assent of the Tyngsborough Planning Board to the filing of the motion to stay the Mass Crane & Hoist Litigation; the Parties will file the motion to stay the Mass Crane & Hoist Litigation within fourteen (14) days after the execution of this Agreement by all Parties, regardless of whether the Tyngsborough Planning Board assents to the filing of that motion.

5. Upon the execution of this Agreement by all Parties, the Franklin Parties and Sycamore will execute and deliver to Fidelity National Title Insurance Company a Termination of Reciprocal Easement Agreement and New Potash Hill Road Easement Agreement in substantially the form of Exhibit D hereto, to be recorded with and immediately prior to the deed from Sycamore to Princeton, as provided for in the escrow agreement attached hereto as Exhibit B. If the Registry of Deeds or either Princeton’s or MCH Potash’s respective title insurance underwriter requires any changes to the Termination of Reciprocal Easement Agreement and New Potash Hill Road Easement Agreement to enable the Registry of Deeds to accept the document for recording, or to enable the title insurers to issue owners’ policies with an endorsement for access over Potash Hill Road without exceptions for access limitations along the improved portion of Potash Hill Road or the Parties wish to include certain provisions from the original Reciprocal Easement Agreement, the Parties will work together cooperatively to make such changes.

6. Before the closing of the sale of the Sycamore Land by Sycamore to Princeton, Sycamore and Princeton shall deposit the aggregate sum of one hundred twenty-five thousand dollars ($125,000.00) (the “Settlement Funds”) with the Escrow Agent, to be disbursed as provided in the escrow agreement attached hereto as Exhibit B.

7. Except for inspections or non-construction related work and activities, Sycamore, Princeton, and MCH Potash, and their respective successors and assigns, shall not exercise their rights under the Mass Crane & Hoist Decision until the Stipulations of Dismissal and the Settlement Funds have been released by the Escrow Agent as provided for in the escrow agreement attached hereto as Exhibit B.

8. If Sycamore, Princeton, or MCH Potash constructs a sewer extension or other type of sewer line connecting the Sycamore Land in the vicinity of Lot 2 and Lot 4 on the Vesper Plan to the Town of Tyngsborough’s sanitary sewer system, the Party constructing such sewer extension or connection will extend a connection stub to the property line of 100–300 Potash Hill Road at a location reasonably agreed to by Franklin Equities, LLC, at no cost or expense to either of the Franklin Parties; provided that if the Town of Tyngsborough first provides a sewer extension or connection to Lot 2 and Lot 4 then the Parties shall have no obligation to provide any additional sewer extension or connection to those lots. If FE Potash 100, LLC or Franklin Equities, LLC chooses to connect to the sewer connection stub, the permitting, constructing, and operating of such a connection(s) shall be at the sole cost and expense of the Franklin Parties Party whose property benefits from such connection. Any sewer assessment, betterment, or other fee or charge imposed on any Party by the Town of Tyngsborough shall be the sole obligation of that Party. Princeton and MCH Potash shall be jointly liable to the Franklin Parties to guaranty the performance of such obligation notwithstanding any transfer of title.

9. In constructing the Mass Crane & Hoist Project, MCH Potash shall include the landscaping and screening facing 300 Potash Hill Road as approved in the Mass Crane & Hoist

Decision. MCH Potash shall be liable to the Franklin Parties to guaranty the performance of such obligation notwithstanding any transfer of title.

10. On or before the earlier of (i) three (3) months after completion of the latter of construction of the Mass Crane & Hoist Project, the Sports Complex Project, or the Third Parcel Project, or (ii) five (5) years after the Effective Date of this Agreement, Princeton and MCH Potash will undertake the repairs and improvements to the built portion of Potash Hill Road set forth in Exhibit E hereto at their sole cost and expense. Princeton and MCH Potash will complete this work within six months following the commencement of such work, subject to any delays caused by weather, availability of paving products or in the issuance of any required permits or approvals. Any mechanics’ liens or similar encumbrances that arise from the work performed under this Section shall be promptly discharged by Princeton and MCH Potash, by bonding or otherwise. Upon completion of this work, Princeton and/or MCH Potash, with the consent and cooperation of the Franklin Parties, shall use best, good faith efforts and take all reasonable and necessary steps to petition the Town of Tyngsborough to accept the built portion of Potash Hill Road as a town public way in the manner set forth in the Tyngsborough General By-Laws and/or the Subdivision Rules and Regulations. Princeton and MCH Potash shall be jointly liable to the Franklin Parties to guaranty the performance of such obligation notwithstanding any transfer of title.

11. Upon the closing of the sale of the Sycamore Land to Princeton and of the MCH Potash Parcel to MCH Potash, and until the commencement of construction of the Mass Crane & Hoist Project, Franklin Equities will have primary responsibility for repairs to and maintenance of the built portion of Potash Hill Road. Provided that such plans for such repairs and maintenance are approved in advance by Princeton and MCH Potash which approvals shall not be unreasonably refused, delayed, or conditioned, the costs of such repairs and maintenance of the built portion of Potash Hill Road shall be allocated 75% to Princeton and MCH Potash (or their successors or assigns) and 25% to the Franklin Parties (or their successors or assigns). This cost allocation shall remain until the issuance of a building permit for the Sports Complex Project or Third Parcel Project, at which time the allocation of costs shall be 85% to Princeton and MCH Potash (or their successors or assigns) and 15% to the Franklin Parties (or their successors or assigns). This allocation applies only to expenses concerning the built portion of Potash Hill Road as it presently exists, the parties expressly agreeing that the Franklin Parties shall bear no obligation for any road-related expenses for any future extension of Potash Hill Road that as of the Effective Date has not yet been constructed. If the Town of Tyngsborough accepts all or part of Potash Hill Road as a public way of the town, the Parties shall thereafter have no further obligations or responsibilities under Paragraph 10 or this Paragraph 11 with respect to any portion of Potash Hill Road accepted as a public way, other than to pay their share as set forth in this paragraph of any repairs or maintenance completed before such acceptance.

12. The Franklin Parties, for themselves and their successors and assigns, hereby agree not to, and waive any rights to, challenge or impede in any way any permits or approvals issued by a governmental entity (past, present and future) for the approval, construction, maintenance, or operation of (i) the Princeton residential / commercial / solar project approved by the Tyngsborough Planning Board in decisions issued on or about November 11, 2011 and December 16, 2014, by the Tyngsborough Board of Selectmen in a decision issue on or about June 7, 2010, and by the Tyngsborough Conservation Commission in Orders of Conditions issued on or about September 28, 2010 and November 14, 2013, including without limitations changes to the configurations of buildings or configuration of uses approved by that decision that comply with applicable zoning requirements, (ii) the Mass Crane & Hoist Project, (iii) the Sports Complex Project, or (iv) any other development, construction, maintenance, operation, and use of the Third Parcel Project site or any remaining portions of the Sycamore Land by Princeton or its successors or assigns for uses listed as “‘Non-Appealable / Allowed’ Permissible Uses” in Exhibit I, in each case whether the permits and approvals for such development or operation are currently existing or granted or issued in the future, provided that permits or approvals comply with the applicable governing laws. This Paragraph 12 shall not be construed to limit or waive any claims the Franklin Parties may have in the future concerning the use of the land described herein, which claims are not related to the permitting of such uses by governmental entities or applicable law.

13. If the closing of the sale of the Sycamore Land to Princeton does not occur on or before December 31, 2015, or such later date to which the Parties may extend this deadline by a mutually-acceptable, written instrument signed by all Parties, (x) the Parties shall have no further obligations hereunder and shall instruct Fidelity National Title Insurance Company to return each document being held in escrow to the Party that placed the document in escrow and (y) the Franklin Parties may re-start the Potash Hill Road Litigation and/or the Mass Crane & Hoist Litigation and, if necessary, file with the Land Court any appropriate pleadings or memoranda to lift any stay of and to re-start the Litigation.

14. Upon the closing of the sale of the Sycamore Land to Princeton and the recording of the deed thereof, Sycamore’s obligations or responsibilities under this agreement shall transfer to Princeton and Sycamore shall have no further obligations or responsibilities under this agreement.

15. Miscellaneous

a.	This agreement shall inure to the benefit of and be binding upon the Parties and their respective successors, assigns, heirs, and any person or entity claiming through or under them. Specifically and without limitation, all of the Parties’ obligations herein shall be binding on their respective heirs, affiliates, agents, assignees, and transferees, and these obligations shall be incorporated in any purchase and sale agreement, lease, or other instrument of conveyance of the Parties’ interests in the land that is the subject of this Agreement.

b.	This agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without regard to choice of laws principles, and the courts of Middlesex County, including the Land Court Department of the Trial Court, shall have exclusive jurisdiction over any claims arising hereunder.

c.	No modification, amendment, or waiver of any provision of this agreement shall be effective unless in writing specifically referring hereto and signed by the Parties to which such modification, amendment, or waiver applies, or by their respective representatives, successors, assigns, or heirs or other person or entity claiming through or under them, as the case may be.

d.	This agreement constitutes the entire agreement among the Parties with respect to the subject matter hereof, and supersedes all other agreements between them, whether oral or in writing, with respect to the subject matter hereof.

e.	The failure to enforce at any time any provision of this agreement or to require at any time the performance by another Party of any provision will not affect either the validity of this agreement or any part hereof or the right of any Party thereafter to enforce each and every such provision in accordance with the terms of this agreement.

f.	This agreement may be executed in multiple counterparts, each of which counterpart copy shall be deemed to be an original for all purposes.

g.	The Parties each acknowledge that in entering this agreement, each is acting with the benefit of and on the advice of counsel of its own choosing.

h.	The exhibits to this agreement are hereby incorporated into this agreement as if fully set forth herein.

i.	Each of the undersigned hereby authorize and agree that they have signed this agreement on behalf of and as a duly authorized agent/representative of the entity for which they have signed, and that no certificate of vote, resolution or other evidence of authority shall be necessary to establish the individual signer’s authority or bind the entity to the provisions hereof.

[Signatures on following page]

IN WITNESS WHEREOF, the Parties have executed this settlement agreement as an instrument under seal as of the date first set forth above:

FRANKLIN EQUITIES, LLC		FE POTASH 100, LLC

By:	/s/ Mark R. Reardon	By:	/s/ Mark R. Reardon
	Mark R. Reardon,		Mark R. Reardon,
	Its Manager		Its Manager

SYCAMORE NETWORKS, INC.		PRINCETON TYNGSBORO COMMONS LLC
By Princeton MGR Inc., its Manager
By:	/s/ David Guerrera
	David Guerrera,	By:	/s/ Terry Flahive
	Its President		Its Vice President,
Duly authorized and not individually
POTASH PROPERTIES, LLC

By:	/s/ George A. Frost
George A. Frost,
Its Manager

By:	/s/ Darryl A. Wickens
Darryl A. Wickens,
Its Manager

EXHIBIT A

COMMONWEALTH OF MASSACHUSETTS

MIDDLESEX, SS              LAND COURT DEPARTMENT OF THE TRIAL COURT

FRANKLIN EQUITIES, LLC and FE POTASH 100, LLC,

Plaintiffs
v.	No. 2015 Misc. 000097 (Foster, J.)

SYCAMORE NETWORKS REAL ESTATE, LLC, and CHARLES MCANSIN ASSOCIATES, a Limited Partnership,

Defendants

STIPULATION OF DISMISSAL WITH PREJUDICE

Pursuant to Mass. R. Civ. Pro. 41(a)(1), Franklin Equities, LLC, FE Potash 100, LLC, and Sycamore Networks, Inc., as successor-by-merger to Sycamore Networks Real Estate, LLC stipulate to the dismissal with prejudice of the above-captioned action and of the claims stated therein, without costs to any party, with all parties waiving any rights of appeal.1

Franklin Equities, LLC	Sycamore Networks, Inc.
By its attorneys	By its attorneys,

Daniel C. Hill (BBO #644885)	Charles N. Le Ray (BBO#600196)
Pater J. Cura (BBO #564195)	Dain, Torpy, Le Ray, Wiest & Garner, P.C.
Of Counsel	745 Atlantic Avenue, 5th Floor
HILL LAW	Boston, MA 02111
43 Thorndike Street	Tel: 617.542.4800
Cambridge, MA 02141	Fax: 617.542.4808
(617) 494-8300	cleray@daintorpy.com
dhill@danhilllaw.com

[1]	By a Certificate of Cancellation dated December 31, 2008, filed with the Secretary of the Commonwealth, Corporations Division on February 18, 2010, Charles McAnsin Association, a Limited Partnership, ceased to exist. A certified copy of that Certificate of Cancellation is attached.

FE Potash 100, LLC
By its attorneys

Daniel C. Hill (BBO #644885)
Pater J. Cura (BBO #564195)
Of Counsel
HILL LAW
43 Thorndike Street
Cambridge, MA 02141
(617) 494-8300
dhill@danhilllaw.com

CERTIFICATE OF SERVICE

I hereby certify that a true copy of the above document was served upon each party appearing pro se and upon the attorney of record for each other party, by first class mail this      day of             , 2015, at the following addresses:

Franklin Equities, LLC and FE Potash 100, LLC Daniel C. Hill (BBO#644885) Peter J. Cura (BBO#564195 Hill Law 43 Thorndike Street Cambridge, MA 02141	Charles McAnsin Associates c/o Elkin McCallum 34 Bridle Path, Nashua, NH 03060

A-2

EXHIBIT B

ESCROW AGREEMENT

This Escrow Agreement is entered into this 5th day of October, 2015 by and among Franklin Equities, LLC, a Massachusetts limited liability company with a principal place of business at 153 Buckskin Drive, Weston, MA 02493, FE Potash 100, LLC, a Massachusetts limited liability company with a principal place of business at 153 Buckskin Drive, Weston, MA 02493 (collectively, the “Franklin Parties”); Sycamore Networks, Inc., a Delaware corporation with a principal place of business at 300 Brickstone Square, Suite 201, Andover, MA 01810 (“Sycamore”); Princeton Tyngsboro Commons LLC, a Massachusetts limited liability company with a principal place of business at 1115 Westford Street, 4th Floor, Lowell, MA 01851 (“Princeton”); and Potash Properties, LLC, a Massachusetts limited liability company with a principal place of business at 18 Progress Avenue, Tyngsborough, MA 01879 (“MCH Potash”) (each of Franklin Equities, LLC, FE Potash 100, LLC, Sycamore, Princeton and MCH Potash, a “Party” and all, collectively, the “Parties”), and Fidelity National Title Insurance Company with a place of business at 133 Federal Street, Boston, MA 02110 (the “Escrow Agent”).

WHEREAS, Sycamore owns land shown as shown as Lots 5–17, Green Space A, and most of Potash Hill Road (collectively, the “Sycamore Land”) on a subdivision plan entitled “Vesper Executive Park,” prepared by Dana F. Perkins and Associates, dated December 11, 1987, and recorded with the Middlesex (North) Registry of Deeds in Plan Book 166, Page 53 (the “Vesper Plan”);

WHEREAS, the Parties have entered a Settlement Agreement dated October 5, 2015 with respect to certain of the Parties’ rights and obligations concerning the Vesper Plan land and the subdivision road known as Potash Hill Road created by that plan (the “Settlement Agreement”);

WHEREAS, pursuant to the Settlement Agreement, the Franklin Parties and Sycamore will execute and deliver to Escrow Agent a signed stipulation of dismissal with prejudice of the matter captioned as Franklin Equities, LLC, et al. v. Sycamore Networks Real Estate, LLC, et al., Massachusetts Land Court Case No. 2105 Misc. 000097 (Foster, J.) (the “Potash Hill Road Stipulation”), to be held in escrow pursuant to this escrow agreement;

WHEREAS, pursuant to the Settlement Agreement, the Franklin Parties and Potash Properties, LLC, a Massachusetts limited liability company with a principal place of business at 18 Progress Avenue, Tyngsborough, MA 01879 will execute and deliver to Escrow Agent a signed stipulation of dismissal with prejudice of the matter captioned as Franklin Equities, LLC, et al. v. Tyngsborough Planning Board, et al., Massachusetts Land Court Case No. 2015 Misc. 000221 (Foster, J.) (the “Mass Crane & Hoist Stipulation”), to be held in escrow pursuant to this escrow agreement;

WHEREAS, pursuant to the Settlement Agreement, the Franklin Parties and Sycamore will execute and deliver to Escrow Agent a Termination of Reciprocal Easement Agreement and New Potash Hill Road Easement Agreement, to be held in escrow pursuant to this escrow agreement; and

WHEREAS, pursuant to the Settlement Agreement, Princeton and Sycamore will deliver to Escrow Agent the aggregate amount of one hundred twenty-five thousand dollars ($125,000) (the “Settlement Funds”).

NOW, the obligations and rights of the Escrow Agent under this Agreement shall be subject to the following terms and conditions:

1. The duties and obligations of Escrow Agent shall be determined solely by the express provisions of this Escrow Agreement and no implied duties or obligations shall be implied against Escrow Agent. Further, Escrow Agent shall be under no obligation to refer to any other document between or among the Parties referred to in or related to this Escrow Agreement, unless Escrow Agent is provided with a copy of such document and consents thereto in writing.

2. Escrow Agent shall not be liable to anyone by reason of any error of judgment, or for any act done or step taken or omitted by Escrow Agent in good faith, or for any mistake of fact or law, or for anything which Escrow Agent may do or refrain from doing in connection herewith, unless caused by or arising out of Escrow Agent’s actual and intentional misconduct or gross negligence.

3. Upon receipt from the Potash Hill Road Stipulation, the Mass Crane & Hoist Stipulation, and the Termination of Reciprocal Easement Agreement and New Potash Hill Road Easement Agreement, Escrow Agent shall notify the Parties that it has received those documents and is holding them in escrow.

4. Upon the closing of the sale of the Sycamore Land by Sycamore to Princeton (the “Closing”), but before the Escrow Agent records or files for registration with the Middlesex North Registry of Deeds any documents for the Closing, Escrow Agent shall disburse the Settlement Funds to the Franklin Parties, divided between the Franklin Parties as they have instructed, pursuant to wiring instructions from the Franklin Parties provided that if the Franklin Parties fail to provide such instruction before the Closing, Escrow Agent shall disburse the full amount of the Settlement Funds to Franklin Equities, LLC if no division instructions have been received, and by check if no wire instructions have been received.

5. Upon completion of the Closing, and after disbursement of the Settlement Funds as set forth in Paragraph 4 above, Escrow Agent shall deliver the Potash Hill Road Stipulation to Sycamore c/o Charles N. Le Ray, Esq., Dain, Torpy, Le Ray, Wiest & Garner, P.C., 745 Atlantic Avenue 5th Floor, Boston, MA 02111, and shall deliver the Mass Crane & Host Stipulation to Potash Properties, c/o Geoffrey A. Curtis, Esq., Curtis Law Office, 8 Cedar Street, Suite 55, Woburn, MA 01810.

6. Upon completion of the Closing, and after the disbursement of the Settlement Funds as set forth in Paragraph 4 above and delivery of the stipulations as set forth in Paragraph 5 above, Escrow Agent shall record the Termination of Reciprocal Easement Agreement and New Potash Hill Road Easement Agreement with the Middlesex North Registry of Deeds, said recording to occur immediately before the recording of the deed of the Sycamore Land from Sycamore to Princeton and any other Closing documents.

7. In the event of any disagreement between the Parties resulting in adverse claims and demands being made in connection with the documents held in escrow of which Escrow Agent is notified prior to delivery or recording hereunder, Escrow Agent shall refuse to comply with the claims or demands of any Party until such disagreement is finally resolved (i) by a court of competent jurisdiction (in proceedings which Escrow Agent or any other party may initiate, it being understood and agreed by the Parties that Escrow Agent has authority (but not the obligation) to initiate such proceedings), or (ii) by an arbitrator in the event that the Parties mutually and jointly determine to submit the dispute to arbitration by the Real Estate Bar Association for Massachusetts, and in so doing Escrow Agent shall not be or become liable to a party, or (iii) by written settlement between the Parties.

8. The Parties each agree to jointly and severally indemnify and hold harmless Escrow Agent against any and all losses, liabilities, costs (including legal fees) and other expenses in any way incurred by Escrow Agent (except to the extent the Escrow Agent willfully disregards any provision of this Escrow Agreement to which it is bound) in connection with or as a result of any disagreement between the Parties under this Escrow Agreement or otherwise incurred by Escrow Agent in any way on account of its role as Escrow Agent, except that no Party shall have any obligation to pay Escrow Agent any fee for escrow services hereunder.

9. Escrow Agent in its sole discretion shall have the right to resign as Escrow Agent under this Escrow Agreement, provided that it shall provide all Parties with at least five (5) days written notice of such resignation pursuant to the notice provisions of this Escrow Agreement. Upon any such resignation, Escrow Agent shall transfer the Potash Hill Road Stipulation, the Mass Crane & Hoist Stipulation, and the Termination of Reciprocal Easement Agreement and New Potash Hill Road Easement Agreement to a successor Escrow Agent jointly approved by the Parties (and in the absence of such approval, Escrow Agent may seek to have the Real Estate Bar Association for Massachusetts hold the documents in escrow), whereupon the original Escrow Agent shall have no further obligation or liability whatsoever as Escrow Agent under this Escrow Agreement.

10. All notices, demands and requests which may be given or which are required to be given by either party to the other, and any exercise of a right of termination provided by this Escrow Agreement, shall be in writing and shall be deemed effective either: (a) on the third (3rd) business day after being sent, by certified or registered mail, return receipt requested, addressed to the intended recipient at the address specified below with a copy via facsimile or (b) on the first (1st) business day after being deposited into the custody of a nationally recognized overnight delivery service such as FedEx, addressed to such party at the address specified below. For purposes of this escrow agreement, the addresses of the parties for all notices are as follows (unless changed by similar notice in writing given by the particular person whose address is to be changed):

If to Franklin Equities, LLC	153 Buckskin Drive
Weston, MA 02493
Attn: Mark. R. Reardon
Fax:

If to FE Potash 100, LLC	153 Buckskin Drive
Weston, MA 02493
Attn: Mark R. Reardon
Fax:

If to Sycamore Networks, Inc.	300 Brickstone Square, Suite 201
Andover, MA 01810
Attn: David Guerrera
Fax:

If to Princeton Tyngsboro Commons LLC
1115 Westford Street, 4th Floor
Lowell, MA 01851
Attn: Terry Flahive
Fax:

If to Potash Properties, LLC	18 Progress Avenue
Tyngsborough, MA 01879
Attn: George A. Frost / Daryl A. Wickens
Fax:

If to Escrow Agent:	133 Federal Street
Boston, MA 02110
Attn: Natale E. Bray, Esq.
Fax:

[Signatures on following page]

IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement under seal as of the date set forth below.

FRANKLIN EQUITIES, LLC		FE POTASH 100, LLC

By:		By:
	Mark R. Reardon,		Mark R. Reardon,
	Its Manager		Its Manager

SYCAMORE NETWORKS, INC.		PRINCETON TYNGSBORO COMMONS LLC
By Princeton MGR Inc., its Manager
By:
	David Guerrera,	By:
	Its President		Its Vice President,
Duly authorized and not individually

ESCROW AGENT		POTASH PROPERTIES, LLC

FIDELITY NATIONAL TITLE INSURANCE COMPANY		By:
George A. Frost,
Its Manager

By:		By:
Name:			Darryl A. Wickens,
Title:			Its Manager

SUPPLEMENTAL ESCROW AGREEMENT

This Supplemental Escrow Agreement supersedes, modifies, amends and is hereby incorporated into the certain Original Escrow Agreement dated as of October 5, 2015 (the “Agreement”), by and among Franklin Equities, LLC, a Massachusetts limited liability company (“Franklin Equities”), FE Potash 100, LLC, a Massachusetts limited liability company (“FE Potash 100”); Sycamore Networks, Inc., a Delaware corporation (“Sycamore”); Princeton Tyngsboro Commons LLC, a Massachusetts limited liability company (“Princeton”); and Potash Properties, LLC, a Massachusetts limited liability company (“MCH Potash”) (each of Franklin Equities, FE Potash 100, Sycamore, Princeton and MCH Potash, a “Party” and all, collectively, the “Parties”) and Fidelity National Title Insurance Company (“Escrow Agent”) ; in the event of any conflict between this Rider and the said Agreement, the terms of this Supplemental Escrow Agreement shall control. The Original Escrow Agreement as modified by this Supplemental Escrow Agreement shall hereinafter be referred to as “the Escrow Agreement.”

We, the undersigned, do hereby jointly and severally agree that the Escrow Agent shall incur no liability whatsoever in connection with its good faith performance under this Escrow Agreement except as may be caused by acts of negligence, gross negligence or willful misconduct, and do hereby jointly and severally release and waive any claims we may have against Escrow Agent, which may result from its performance in good faith of its function under this agreement, including but not limited to, a delay in the electronic wire transfer of funds, except as may be caused by acts of negligence, gross negligence or willful misconduct. Escrow Agent shall be liable only for loss or damage caused directly by its acts of negligence, gross negligence or willful misconduct while performing as Escrow Agent under this Escrow Agreement.

The Escrow Agent undertakes to perform only those duties which are expressly set forth in the Escrow Agreement and the parties hereby acknowledge that these duties are purely ministerial in nature.

The Escrow Agent shall be entitled to rely upon the authenticity of any signature and the genuineness and validity of any writing received by Escrow Agent relating to the Escrow Agreement. Escrow Agent may rely upon any oral identification of a party notifying Escrow Agent orally as to matters relating to the Escrow Agreement if such oral notification is permitted thereunder. Escrow Agent is not responsible for the nature, content, validity or enforceability of any of the escrow documents except for those documents prepared by Escrow Agent.

In the event of any disagreement between the parties hereto resulting in conflicting instructions to, or adverse claims or demands upon the Escrow Agent with respect to the release of the Funds or the escrowed document (the “Documents”), the Escrow Agent shall refuse to comply with any such instruction, claim or demand so long as such disagreement shall continue and in so refusing the Escrow Agent shall not release the escrowed funds (the “Funds”) or the Documents. The Escrow Agent shall not be, or become liable in any way for its failure or refusal to comply with any such conflicting instructions or adverse claims or demands and it shall be entitled to continue to refrain from acting until such conflicting instructions or adverse claims or demands (a) shall have been adjusted by agreement and it shall have been notified in writing thereof by the parties hereto; or (b) shall have finally been determined in a court of competent jurisdiction. In the alternative, Escrow Agent may, but shall not be obligated to, file a suit in interpleader for a declaratory judgment for the purpose of having the respective rights of the claimants adjudicated and may deliver to the court the Funds and Documents.

The Parties each agree to jointly and severally indemnify and hold harmless Escrow Agent against any and all losses, liabilities, costs (including legal fees) and other expenses in any way incurred by Escrow Agent (except to the extent the Escrow Agent willfully disregards any provision of the Escrow Agreement to which it is bound) in connection with or as a result of any disagreement between the Parties under the Escrow Agreement or otherwise incurred by Escrow Agent in any way on account of its role as Escrow Agent, except that no Party shall have any obligation to pay Escrow Agent any fee for escrow services hereunder.

The Escrow Agent may at its sole discretion resign by giving (30) days written notice thereof to the parties hereto. The parties shall furnish to the Escrow Agent written instructions for the release of the Funds and Documents. If the Escrow Agent shall not have received such written instructions within the thirty (30) days, the Escrow Agent may petition any court of competent jurisdiction for the appointment of a successor Escrow Agent and upon such appointment deliver the Funds and Documents to such successor. Costs and fees incurred by the Escrow Agent may, at the option of the Escrow Agent, be deducted from any funds held pursuant hereto. The Escrow Agent neither approves nor disapproves of this transaction, nor does it recommend for or against, nor does it have an opinion as to the legality or validity of the transaction.

If the Funds are at any time attached, garnished, or levied upon under any court order or if the payment or delivery of the Funds is stayed or enjoined by any court order, or if any order, judgment or decree shall be made or entered by any court affecting the Funds, Escrow Agent is authorized, in its sole discretion, to rely upon and comply with the order, writ, judgment or decree. Escrow Agent shall not be liable to any of the parties or to any other person firm or corporation by reason of such compliance even though the order, writ, judgment or decree may be subsequently reversed modified, annulled, set aside or vacated.

Upon making disposition of the Funds and delivery of the Documents in accordance with the Escrow Agreement, Escrow Agent shall be deemed fully released and discharged from any and all duties and obligations under the Escrow Agreement, without the need that any other documentation be executed by the Parties.

Escrow Agent shall not be responsible for (i) any fluctuations in the interest rate applicable to any cash held by it pursuant to or by virtue of the Escrow Agreement ; (ii) the validity, sufficiency, collectability, or legal effect of any instrument deposited with Escrow Agent.

The parties acknowledge that the funds will be deposited in an interest bearing Money Market account at RBS Citizens Bank (“Citizens”). Furthermore, it is understood and agreed by the parties that should Escrow Agent cease to maintain its escrow accounts with Citizens, and establishes its escrow banking relationship with another national banking institution, that said Funds will transferred to a similar interest bearing account at said institution.

Notwithstanding anything contained in this Agreement to the contrary, Escrow Agent has the right (but not the obligation) to require from the Parties a written release of liability of Escrow Agent, a written authorization to release of the Documents and/or disburse the Funds, or either.

The parties hereto do hereby certify that they are aware that the Federal Deposit Insurance Corporation (“FDIC”) coverages apply only to a cumulative maximum amount of $250,000 for each individual depositor for all of depositor’s accounts at the same or related institution. The parties hereto further understand that certain banking instruments such as, but not limited to, repurchase agreements and letters of credit are not covered at all by FDIC insurance.

Further the parties hereto understand that Escrow Agent assumes no responsibility for, nor will the parties hereto hold Escrow Agent liable for, any loss occurring which arises from the fact that the amount of the above account may cause the aggregate amount of any individual depositor’s accounts to exceed $250,000 and that the excess amount is not insured by the Federal Deposit Insurance Corporation or that FDIC insurance is not available on certain types of bank instruments.

The parties to this Escrow Agreement acknowledge that the maintenance of such escrow accounts with some depository institutions may result in Escrow Agent being provided with an array of bank services, accommodations or other benefits by the depository institution. Escrow Holder or its affiliates also may elect to enter into other business transactions with or obtain loans for investment or other purposes from the depository institution. All such services, accommodations and other benefits shall accrue to Escrow Agent, and Escrow Agent shall have no obligation to account to the parties to the escrow for the value of such services, accommodations or other benefits.

[REMAINDER OF PAGE INTENTIONALLY BLANK – SIGNATURES APPEAR ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties have executed this Supplemental Escrow Agreement as of October 5, 2015.

FRANKLIN EQUITIES, LLC		FE POTASH 100, LLC

By:		By:
	Mark R. Reardon,		Mark R. Reardon,
	Its Manager		Its Manager

SYCAMORE NETWORKS, INC.		PRINCETON TYNGSBORO COMMONS LLC
By Princeton MGR Inc., its Manager
By:
	David Guerrera,	By:
	Its President		Its Vice President,
Duly authorized and not individually

ESCROW AGENT		POTASH PROPERTIES, LLC

FIDELITY NATIONAL TITLE INSURANCE COMPANY		By:
George A. Frost,
Its Manager

By:		By:
Name:			Darryl A. Wickens,
Title:			Its Manager

Signature Page to Supplemental Escrow Agreement

EXHIBIT C

COMMONWEALTH OF MASSACHUSETTS

MIDDLESEX, SS              LAND COURT DEPARTMENT OF THE TRIAL COURT

FRANKLIN EQUITIES, LLC and FE POTASH 100, LLC,

Plaintiffs

v.

STEVEN NOCCO, KIMBERLY O’BRIEN, CARYN DECARTERET, THOMAS DELMORE, and STEVEN O’NEIL, as they are members of the TYNGSBOROUGH PLANNING BOARD, and POTASH PROPERTIES, INC,

Defendants

No. 2015 Misc. 000097 (Foster, J.)

STIPULATION OF DISMISSAL WITH PREJUDICE

Pursuant to Mass. R. Civ. Pro. 41(a)(1), the parties stipulate to the dismissal with prejudice of the above-captioned action and of the claims stated therein, without costs to any party, with all parties waiving any rights of appeal.

Franklin Equities, LLC By its attorneys	Steven Nocco, Kimberly O’Brien, Caryn Decarteret, Thomas Delmore, and Steven O’Neil, as they are members of the TYNGSBOROUGH PLANNING BOARD.
By their attorneys,
Daniel C. Hill (BBO #644885) Pater J. Cura (BBO #564195) Of Counsel
HILL LAW 43 Thorndike Street Cambridge, MA 02141 (617) 494-8300 dhill@danhilllaw.com

FE Potash 100, LLC By its attorneys	Potash Properties, Inc. By its attorneys

Daniel C. Hill (BBO #644885) Pater J. Cura (BBO #564195) Of Counsel HILL LAW 43 Thorndike Street Cambridge, MA 02141 (617) 494-8300 dhill@danhilllaw.com

CERTIFICATE OF SERVICE

I hereby certify that a true copy of the above document was served upon each party appearing pro se and upon the attorney of record for each other party, by first class mail this      day of             , 2015, at the following addresses:

Franklin Equities, LLC and FE Potash 100, LLC Daniel C. Hill (BBO#644885) Peter J. Cura (BBO#564195 Hill Law 43 Thorndike Street Cambridge, MA 02141	Tyngsborough Planning Board c/o

EXHIBIT D

TERMINATION OF RECIPROCAL EASEMENT AGREEMENT

AND

NEW POTASH HILL ROAD EASEMENT AGREEMENT

WHEREAS, Franklin Equities, LLC, a Massachusetts limited liability company with a principal place of business at 153 Buckskin Drive, Weston, MA 02493, is the owner of Lot 4 shown on a subdivision plan entitled “Vesper Executive Park,” prepared by Dana F. Perkins and Associates, Inc., dated December 11, 1987, revised March 1, 1988 and recorded with the Middlesex North Registry of Deeds (the “Registry”) in Plan Book 166, Page 53 (the “Subdivision Plan”), by virtue of a deed dated February 15, 2007 and recorded with said Registry in Book 20980, Page 132;

WHEREAS, FE Potash 100, LLC, a Massachusetts limited liability company with a principal place of business at 153 Buckskin Drive, Weston, MA 02493, is the owner of Lot 2 shown on the Subdivision Plan by virtue of a deed dated August 23, 2007 and recorded with said Registry in Book 21539, Page 30;

WHEREAS, Sycamore Networks, Inc. (“Sycamore”), successor-by-merger to Sycamore Networks Real Estate, LLC, is the owner of Lots 5–17 and Green Space A (collectively, the “Sycamore Lots”), by virtue of a deed dated October 30, 2000 and recorded with said Registry in Book 11142, Page 333 and a release deed dated October 30, 2000 and recorded with said Registry in Book 11142, Page 339;

WHEREAS, Franklin Equities, LLC, FE Potash 100, LLC, and Sycamore (collectively, the “Parties”), or their respective predecessors-in-title, executed and recorded a Reciprocal Easement Agreement and an Amendment to Reciprocal Easement Agreement concerning the land shown as Potash Hill Road on the Subdivision Plan, which are recorded with the Registry in Book 10288, Page 144 and Book 11142, Page 313, respectively;

WHEREAS, the Parties, being the fee simple record owners of all of the land shown on the Subdivision Plan, desire to clarify and confirm their respective rights in and to the improved section of Potash Hill Road, being that portion of the Road beginning at the southeast portion of the parcel entitled “Temporary Turnaround (end of Phase I Roadway)” on the Subdivision Plan and

After recording, please return to:

Charles N. Le Ray

Dain, Torpy, Le Ray, Wiest & Garner, P.C.

745 Atlantic Avenue, 5th Floor

Boston, MA 02111

Property Address: Potash Hill Road, Tyngsborough

continuing in a clockwise direction along the boundaries of Lots 2, 4 and 5 to Westford Road, and being the same premises defined as the “common roadways” in the Amendment to Reciprocal Easement Agreement (hereinafter, the “Improved Potash Hill Road”); and

WHEREAS, Franklin Equities, LLC, and FE Potash 100, LLC, desires to confirm and restate their relinquishment and surrender of any and all rights of title and interest in the unbuilt portions of Potash Hill Road extending easterly, northerly and westerly from the Temporary Turnaround (end of Phase I Roadway ) in various courses to Westland Road as shown on the Subdivision Plan.

NOW, THEREFORE, in exchange of the mutual promises made herein, the legal sufficiency and adequacy of which are hereby acknowledged, the Parties agree as follows:

1. The Reciprocal Easement Agreement, as amended, is hereby terminated and shall have no further force or effect as of the date this Agreement is recorded with the Middlesex North Registry of Deeds.

2. The Parties hereby reserve and grant to themselves and to each other and their respective successors and assigns non-exclusive easements over all portions of the Improved Potash Hill Road for all purposes for which ways may be used in the Town of Tyngsborough, to pass and repass, for ingress and egress, from, to, between, and among any of the land shown on the Subdivision Plan, including the right to install utilities and such other infrastructure in, on, or beneath the Improved Potash Hill Road as may be necessary or reasonable to develop the Parties’ respective properties, or any portion thereof.

3. The easements described herein shall constitute covenants running with, and shall be a right appurtenant to, or be a burden upon, respectively, the land affected, and shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, to the extent any may have an interest in the benefited or burdened land, as the case may be.

4. Nothing herein contained shall be deemed to be a gift or dedication of any portion of Potash Hill Road or any portion thereof to the general public or for any public use or purpose whatsoever, nor shall anything herein contained prevent the Parties or any of their successors and assigns from seeking to have Potash Hill Road or any portion thereof accepted as a public way by the Town of Tyngsborough.

5. Franklin Equities, LLC and FE Potash 100, LLC hereby release any and all rights to the unconstructed portion of Potash Hill Road extending easterly, northerly and westerly from the Temporary Turnaround (end of Phase I Roadway) in various courses to Westford Road as shown on the Subdivision Plan to Sycamore and its successors and assigned, it being understood that Franklin Equities, LLC and FE Potash 100, LLC shall have no right, title or interest, including without limitation, any easement rights, in the unconstructed portion of Potash Hill Road.

6. This agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without regard to choice of laws principles, and the courts of Middlesex County, including the Land Court Department of the Trial Court, shall have exclusive jurisdiction over any claims arising hereunder.

7. The failure to enforce at any time any provision of this agreement or to require at any time the performance by another Party of any provision will not affect either the validity of this agreement or any part hereof or the right of any Party thereafter to enforce each and every such provision in accordance with the terms of this agreement.

8. If any term or provision of this Agreement or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Agreement shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforced to the fullest extent permitted by law.

[Signatures on following page]

Executed, as an instrument under seal, as of the      day of              2015.

FRANKLIN EQUITIES, LLC		FE POTASH 100, LLC

By:		By:
	Mark R. Reardon,		Mark R. Reardon,
	Its Manager		Its Manager

COMMONWEALTH OF MASSACHUSETTS

            , ss.

On this      day of              2015, before me, the undersigned notary public, personally appeared Mark R. Reardon, and proved to me through satisfactory evidence of identification, which was                     , to be the person whose name is signed on this document, and acknowledged to me that he signed it voluntarily for its stated purpose as Manager of Franklin Equities, LLC.

Notary Public
My Commission Expires:

COMMONWEALTH OF MASSACHUSETTS

            , ss.

On this      day of              2015, before me, the undersigned notary public, personally appeared Mark R. Reardon, and proved to me through satisfactory evidence of identification, which was                     , to be the person whose name is signed on this document, and acknowledged to me that he signed it voluntarily for its stated purpose as Manager of FE Potash, LLC.

Notary Public
My Commission Expires:

SYCAMORE NETWORKS, INC.

By:
David Guerrera,
Its President

COMMONWEALTH OF MASSACHUSETTS

            , ss.

On this      day of              2015, before me, the undersigned notary public, personally appeared David Guerrera, and proved to me through satisfactory evidence of identification, which was                     , to be the person whose name is signed on this document, and acknowledged to me that he signed it voluntarily for its stated purpose as President of Sycamore Networks, Inc.

Notary Public
My Commission Expires:

EXHIBIT E

Repairs and improvements to the built portion of Potash Hill Road shall include:

•	Adjusting manhole covers and catch basins;

•	Milling damaged asphalt surface areas

•	Repointing and repairing structures;

•	Repairing potholes and broken areas of asphalt surface;

•	Adjusting curbing as needed;

•	Shimming roadway and leveling mix as needed;

•	Cutting keyway at Westford Road;

•	Repave street with “2” inch finish coat bituminous concrete;’

•	Cleaning all catch basin sumps;

•	Having a civil engineer prepare “As-Built” plan of the built portion of Potash Hill Road after completion of the foregoing repairs and improvements.

The estimated cost of this work is $150,000. Any significant changes to the design or layout of the built portion of Potash Hill Road shall be approved by Franklin Equities, LLC, which approval shall not be unreasonably refused, delayed, or conditioned.

EXHIBIT F

COMMONWEALTH OF MASSACHUSETTS

MIDDLESEX, SS              LAND COURT DEPARTMENT OF THE TRIAL COURT

FRANKLIN EQUITIES, LLC and FE POTASH 100, LLC, Plaintiffs v. SYCAMORE NETWORKS REAL ESTATE, LLC, and CHARLES MCANSIN ASSOCIATES, a Limited Partnership, Defendants	No. 2015 Misc. 000097 (Foster, J.)

JOINT MOTION TO STAY PROCEEDINGS

Franklin Equities, LLC, FE Potash 100, LLC, and Sycamore Networks, Inc., as successor-by-merger to Sycamore Networks Real Estate, LLC hereby jointly move to stay the proceedings in this matter. In support thereof, the parties state that they have entered a settlement agreement which includes the dismissal of this action. Under that agreement, the dismissal will be filed with the Court contemporaneously with the closing of the sale of Sycamore’s property, which the parties expect will occur within the next few months.2

Respectfully submitted,

Franklin Equities, LLC By its attorneys	Sycamore Networks, Inc. By its attorneys,

Daniel C. Hill (BBO #644885) Pater J. Cura (BBO #564195) Of Counsel HILL LAW 43 Thorndike Street Cambridge, MA 02141 (617) 494-8300 dhill@danhilllaw.com	Charles N. Le Ray (BBO#600196) Dain, Torpy, Le Ray, Wiest & Garner, P.C. 745 Atlantic Avenue, 5th Floor Boston, MA 02111 Tel: 617.542.4800 Fax: 617.542.4808 cleray@daintorpy.com

[2]	By a Certificate of Cancellation dated December 31, 2008, filed with the Secretary of the Commonwealth, Corporations Division on February 18, 2010, Charles McAnsin Association, a Limited Partnership, ceased to exist. A certified copy of that Certificate of Cancellation is attached.

FE Potash 100, LLC By its attorneys

Daniel C. Hill (BBO #644885) Pater J. Cura (BBO #564195) Of Counsel HILL LAW 43 Thorndike Street Cambridge, MA 02141 (617) 494-8300 dhill@danhilllaw.com

CERTIFICATE OF SERVICE

I hereby certify that a true copy of the above document was served upon each party appearing pro se and upon the attorney of record for each other party, by first class mail this      day of             , 2015, at the following addresses:

Franklin Equities, LLC and FE Potash 100, LLC Daniel C. Hill (BBO#644885) Peter J. Cura (BBO#564195 Hill Law 43 Thorndike Street Cambridge, MA 02141	Charles McAnsin Associates c/o Elkin McCallum 34 Bridle Path, Nashua, NH 03060

F-2

EXHIBIT G

COMMONWEALTH OF MASSACHUSETTS

MIDDLESEX, SS             LAND COURT DEPARTMENT OF THE TRIAL COURT

FRANKLIN EQUITIES, LLC and FE POTASH 100, LLC,

Plaintiffs

v.

STEVEN NOCCO, KIMBERLY O’BRIEN, CARYN DECARTERET, THOMAS DELMORE, and STEVEN O’NEIL, as they are members of the TYNGSBOROUGH PLANNING BOARD, and POTASH PROPERTIES, INC,

Defendants

No. 2015 Misc. 000097 (Foster, J.)

JOINT MOTION TO STAY PROCEEDINGS

Franklin Equities, LLC, FE Potash 100, LLC, and Potash Properties, Inc. hereby jointly move to stay the proceedings in this matter. In support thereof, the parties state that they have entered a settlement agreement which includes the dismissal of this action. Under that agreement, the dismissal will be filed with the Court contemporaneously with the closing of the sale of Sycamore’s property, which the parties expect will occur within the next few months.

Franklin Equities, LLC By its attorneys	Assented to by Steven Nocco, Kimberly O’Brien, Caryn Decarteret, Thomas Delmore, and Steven O’Neil, as they are members of the TYNGSBOROUGH PLANNING BOARD.
Daniel C. Hill (BBO #644885)	By their attorneys,
Pater J. Cura (BBO #564195) Of Counsel HILL LAW
43 Thorndike Street Cambridge, MA 02141 (617) 494-8300 dhill@danhilllaw.com

FE Potash 100, LLC By its attorneys	Potash Properties, Inc. By its attorneys

Daniel C. Hill (BBO #644885) Pater J. Cura (BBO #564195) Of Counsel HILL LAW 43 Thorndike Street Cambridge, MA 02141 (617) 494-8300 dhill@danhilllaw.com

CERTIFICATE OF SERVICE

I hereby certify that a true copy of the above document was served upon each party appearing pro se and upon the attorney of record for each other party, by first class mail this      day of             , 2015, at the following addresses:

Franklin Equities, LLC and FE Potash 100, LLC Daniel C. Hill (BBO#644885) Peter J. Cura (BBO#564195 Hill Law 43 Thorndike Street Cambridge, MA 02141	Tyngsborough Planning Board c/o Elkin McCallum

G-2

EXHIBIT H

Reduced-size copy of Approval Not Required Plan

prepared by Land Engineering and Environmental Development

dated February 14, 2015

(Attached)

H-1

EXHIBIT I

The uses set forth in the following lists shall have the meanings ascribed to them in the Town of Tyngsborough Zoning Bylaw, as amended through June 30, 2014.

“Non-Appealable / Allowed” Permissible Uses:

Recreation

Post Offices

Retail Store Less Than 5,000 G.S.F.

Retail Store More Than 5,000 G.S.F.

Professional Offices Less Than 15,000 G.S.F.

Professional Offices More Than 15,000 G.S.F.

Restaurant

Restaurant – Fast Food

Hotel, Inn or Motel

Lodge or Club

Personal Services

General Services

Studio

Building Trade Shop, provided that such principal use is for plumbers, electricians, finish carpenters or other similar trades that provide services related to the construction or improvement of the interior of buildings, and further provided that such principal use is confined indoors and would not represent a heavy/industrial use.

Commercial Recreation, provided that such use is limited to Phase II or Phase III as shown on the Layout Plan, and provided further that this shall not include activities, events or performances where the participants in such events (i.e., athletes, performers, artists, etc.) are compensated, and the public is invited to attend (whether for an admission fee or not) (i.e., an athletic event, a concert, etc.). Stadiums, arenas, and similar facilities and any use in which guns or archery instruments are discharged are specifically not allowed. An athletic field or facility, which individuals pay a fee to use, and where the attendance by spectators is purely incidental to the commercial use of the field or facility by the participants, is allowed.

Commercial and Trade School

Amusement Facility Indoor

Light Manufacturing, provided that such principal use is confined indoors

Light Industrial Office/R&D

Farmer’s Markets, Farm Stands, Etc.

“Appealable / Not allowed” Permissible Uses:

Correctional Facility

Cemetery

Commercial Kennel

Airport/Heliport

Rifle Range

Commercial Breeding Facility

Commercial Broadcast Facility

Construction Yard

Lumber Yard

I-1

Zoo

Waste Treatment (other than such treatment facilities as may be necessary and approved to service an allowed use on any lot)

Waste Recovery

Waste Transfer Facility

Slaughterhouse and Similar Facility

Truck Terminal

Non-municipal dump or salvage materials yard

Solid Waste Disposal

Adult Entertainment Establishments

Wind energy facility (wind farm)

Any other use not permitted under the Zoning Bylaw or not listed as “Non-Appealable” above

I-2

EXHIBIT J

Layout Plan

(Attached)

J-1